UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 16, 2020
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On July 16, 2020, Evolent Health LLC, a Delaware limited liability company (“EVH LLC”) and wholly owned subsidiary of Evolent Health, Inc. (“EVH, Inc.”), and Passport Health Plan, Inc. (formerly known as Justify Holdings, Inc.), a Kentucky corporation (“Passport”), which is owned 70% by EH Holding Company, Inc., a wholly owned subsidiary of EVH LLC (“EH Holding Company”), entered into an Asset Purchase Agreement (the “Molina APA”) with Molina Healthcare, Inc., a Delaware corporation (“Molina”), pursuant to which Passport will sell certain assets to Molina (or its permitted affiliate assignee) as set forth in more detail below.

Background

On May 28, 2019, University Health Care, Inc. (“UHC”), Passport Health Solutions, LLC, a subsidiary of UHC (“PHS”), Passport and EVH, Inc., entered into an Asset Purchase Agreement (the “UHC APA”), pursuant to which Passport would acquire substantially all of the assets and liabilities of UHC and PHS, including the Kentucky Medicaid business of UHC (the “Medicaid Business”), the Kentucky dual eligible special needs business of UHC (the “D-SNP Business”) and certain owned real property and related assets of PHS (the “Real Property”). On December 30, 2019, Passport acquired the Medicaid Business for cash and the issuance of a 30% ownership interest in Passport to the provider sponsors of UHC (the “Sponsors”). On that date, the parties to the UHC APA entered into an amendment to the UHC APA (the “Amendment”) that provided for (i) the transfer of the D-SNP Business at such time as Passport becomes certified as a Medicare Advantage Organization and (ii) the transfer of the Real Property at such time as it becomes free and clear of any encumbrances. Further, pursuant to the Amendment, Passport would administer and assume the financial risk of the D-SNP Business until it is transferred to Passport.

In connection with the closing of the transaction contemplated by the UHC APA, EVH, Inc. and EH Holding Company agreed to purchase the Sponsor’s stock in Passport for $20.0 million on or before December 31, 2021 in the event Passport was not awarded a Medicaid contract pursuant to the request for proposal (the “RFP”) issued by the Kentucky Cabinet for Family Services (“CHFS”) for Medicaid contracts for plan years 2021 through 2024. On May 29, 2020, Passport received notice that it was not awarded a Medicaid contract pursuant to the RFP. Passport will be withdrawing its previously filed protest.

The foregoing description of the Amendment, the UHC APA and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Amendment previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by EVH, Inc. with the Securities and Exchange Commission on December 31, 2019, which is incorporated herein by reference, and the UHC APA previously filed as Exhibit 2.4 to the Quarterly Report on Form 10-Q filed by EVH. Inc. with the Securities and Exchange Commission on August 9, 2019, as amended by the Amendment, which is incorporated herein by reference.

Molina APA

Asset Transfer

Pursuant to the Molina APA and subject to the terms and conditions set forth therein, Passport has agreed to sell to Molina (or its permitted affiliate assignee) certain assets, including the following: (i) certain intellectual property rights of Passport, including trade names (the “IP Assets”); (ii) Passport’s rights under its Medicaid contract with CHFS (the “Medicaid Contract”); (iii) Passport’s rights under UHC’s contracts (collectively, the “D-SNP Contract”) with the Commonwealth of Kentucky, Department of Medicaid Services (“DMS”) and Centers for Medicare and Medicaid Services (“CMS”) with respect to the D-SNP Business; (iv) Passport’s rights under certain provider and vendor agreements (the “Provider and Vendor Agreements”); and (v) Passport’s rights under certain real property leases (the “Real Property Leases”). Passport is retaining, among other assets, the following: (i) all cash, cash equivalents and risk based capital; and (ii) all accounts receivable and rights to payment under the Medicaid Contract for services performed prior to the transfer of the Medicaid Contract. In addition, Molina will assume Passport’s obligations under the Medicaid Contract, Provider and Vendor Agreements and Real Property Leases arising following the transfer of such contracts.

The closing of the transactions contemplated by the Molina APA (the “Closing”) will take place on the earlier of (i) September 1, 2020 and (ii) within three business days following receipt of the necessary approvals of certain governmental authorities, including the approval of CHFS and Kentucky Department of Insurance, if required (the “Required Medicaid Approvals”), for the transfer of the Medicaid Contract from Passport to Molina (the “Medicaid Novation”). At the Closing, Passport will transfer to Molina the IP Assets. In addition, if the Required Medicaid Approvals for the Medicaid Novation are obtained prior to the Closing, at the Closing, Passport will transfer to Molina the Medicaid Contract. If the Required Medicaid Approvals for the Medicaid Novation are obtained after the Closing but prior to December 31, 2020, promptly following receipt thereof, Passport will transfer to Molina the Medicaid Contract (the date on which such transfer occurs referred to herein as the “Medicaid Closing”). Subject to the Closing and the receipt of required third party consents, the Provider and Vendor Agreements and the Real Property Leases will transfer to Molina on January 1, 2021. If the Medicaid Novation occurs, EVH LLC and Passport will administer the Medicaid Business on behalf of Molina until January 1, 2021.

Pursuant to the Molina APA, the D-SNP Contract will be transferred to Molina at such time as Molina is certified as a Medicare Advantage Organization and obtains approvals of certain governmental authorities, including CMS and DMS (the “Required D-SNP Approvals”), for the novation of the D-SNP Contract. At the Closing, Molina will assume the financial risk of the D-SNP Business until such time as the D-SNP Business is transferred to Molina or the D-SNP Contract is terminated. Passport and EVH, Inc. will continue to administer the D-SNP Business until January 1, 2021, at which time Molina will be responsible for the administration of the D-SNP Business until the D-SNP Contract is transferred to Molina (the “D-SNP Closing”) or the D-SNP Contract is terminated.

The Closing is conditioned on customary closing conditions related to the accuracy of the representations and warranties of the parties, compliance with covenants, the absence of legal proceedings and the continued effectiveness of the awards issued in connection with the RFP. The Medicaid Closing is conditioned on the receipt of the Required Medicaid Approvals. The D-SNP Closing is conditioned on the receipt of the Required D-SNP Approvals as well as the effectiveness of the D-SNP Contract.

Consideration

At the Closing, Molina will pay Passport $20.0 million in cash that will be placed into escrow until January 1, 2021 (the “Closing Payment”). The Closing Payment is payable regardless of whether the Medicaid Closing or D-SNP Closing has occurred and will be released on January 1, 2021. In the event the Medicaid Closing and/or D-SNP Closing occurs after the Closing, then no further consideration will be payable to Passport as a result of such Medicaid Closing and/or D-SNP Closing.

In addition to the Closing Payment, Passport will be eligible to receive an additional cash payment of up to approximately $40.0 million from Molina based on the number of enrollees above a certain threshold in the D-SNP Business and Molina’s Medicaid plan following the open enrollment period for plan year 2021 (the “Membership Payment”). The Membership Payment is not conditioned on the Medicaid Closing and/or D-SNP Closing.

In the event the Medicaid Closing does not occur by January 1, 2021, Passport is required to repay Molina $7.5 million of the Closing Payment.

Employees

Pursuant to the terms of the Molina APA, on January 1, 2021, Molina will hire substantially all of Passport’s employees and those EVH LLC employees primarily performing services for the Medicaid Business and D-SNP Business.

Indemnification

The Molina APA provides for customary indemnification by the parties, including indemnification for excluded liabilities, assumed liabilities and breaches of representations, warranties and covenants.

Guarantees

EVH LLC has guaranteed the obligations of Passport and Molina has guaranteed the obligations of its permitted affiliate assignee under the Molina APA.

Item 2.02. Results of Operations and Financial Condition.

On July 17, 2020, EVH, Inc. posted an investor presentation discussing the matters set forth in Item 1.01 and Item 7.01 to this Form 8-K on the investor relations section of the EVH, Inc. website. In the investor presentation, EVH, Inc. stated that it anticipates meeting or exceeding previously issued Adjusted Revenue and Adjusted EBITDA guidance for the three months ended June 30, 2020. A copy of the investor presentation is furnished as Exhibit 99.1 and is incorporated herein by reference.

Because EVH, Inc.’s financial statements for the quarter ended June 30, 2020 have not yet been finalized, the preliminary statements regarding EVH, Inc.’s expectations regarding its Adjusted EBITDA and Adjusted Revenue included herein are subject to change, and EVH, Inc.’s actual Adjusted Revenue and Adjusted EBITDA for this period may differ materially from these preliminary estimates. Accordingly, you should not place undue reliance on these preliminary estimates. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control.

The information, including Exhibit 99.1 hereto, furnished under this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject EVH, Inc. or any other person to liability under that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 7.01. Regulation FD Disclosure.

On July 17, 2020, EVH, Inc. issued a press release announcing the execution of the Molina APA. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Concurrently with the execution of the Molina APA, Passport and an affiliate of Molina also entered into a real property purchase agreement with respect to the Real Property (the “Real Property Purchase Agreement”). Under the terms of the Real Property Purchase Agreement, an affiliate of Molina will purchase the Real Property from Passport for $8.0 million, subject to adjustment for certain matters. The closing of the transactions contemplated by the Real Property Purchase Agreement is conditioned on customary real estate closing conditions, including receipt of adequate title, satisfaction of certain matters identified in diligence, survey and environmental reports and Passport’s acquisition of the Real Property from UHC pursuant to the UHC APA.

Concurrently with the Closing, NCH Management Systems, Inc. (“NCH”), a wholly owned subsidiary of EVH, Inc., and Molina will enter into a Master Services Agreement, pursuant to which NCH has agreed to provide certain covered services to Molina’s Kentucky health plan and potentially other states.

EVH, Inc. estimates total cash received in connection with the transactions contemplated by the Molina APA, the Real Property Purchase Agreement and the winding up of Passport to be in the range of $130.0 million to $170.0 million (the “Transaction Value”), consisting of the Closing Payment, the Membership Purchase Price and proceeds from the sale of the Real Property, and taking into account the distribution of statutory capital and other assets from Passport to EH Holding Company (as valued on June 30, 2020) following the purchase by EH Holding Company of the Sponsors’ stock in Passport. The Transaction Value is an estimate only and the actual Transaction Value is subject to a variety of factors, including, but not limited to, the closing of the transactions discussed above, a successful Medicaid Novation, the retention of membership through open enrollment, Passport’s performance through the end of plan year 2020 and other factors discussed in the “Forward Looking Statements” section below.

The information, including Exhibit 99.1 and Exhibit 99.2 hereto, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject EVH, Inc. or any other person to liability under that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Forward-Looking Statements
In addition to the discussion regarding forward-looking statements in the press release attached as Exhibit 99.2 hereto and incorporated herein by reference, this Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended (the “PSLRA”), including, but not limited to, (i) statements regarding the consummation of the transactions contemplated by the UHC APA, the Molina APA, the Real Property Purchase Agreement and the expected closing thereof and timing with respect thereto, (ii) the occurrence of the Medicaid Closing and/or D-SNP Closing, (iii) the amount and range of consideration and cash proceeds estimated to be received by EVH, Inc. as a result of the transactions described herein, including with respect to the winding up of Passport, (iv) NCH’s entry into a services agreement with Molina and the scope and effectiveness thereof, and (v) and EVH, Inc.’s expected results for Q2 and outlook for 2020. EVH, Inc. claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Actual events or results may differ materially from those contained in these forward-looking statements. The factors that could cause future events or results to vary from the forward-looking statements contained herein include, without limitation, risks and uncertainties related to (a) the possibility that the Closing, the Medicaid Closing, the D-SNP Closing and/or the closing of the transactions contemplated by the Real Estate Purchase Agreement, may be delayed, may not occur or may otherwise be rescinded, (b) the risk that litigation or other matters could affect the closing of such transactions, including litigation by third parties who were issued or denied awards in the RFP, (c) receipt of required governmental approvals and the outcomes of any protests against the RFP, (d) the amount of capital available to be distributed to EVH, Inc. in connection with the winding up of Passport, which can vary based on the financial results and performance of Passport including with respect to claims experience, and (e) the number of members taken into consideration in determining the Membership Payment, which can be affected by auto-assignments and the open enrollment period for plan year 2021. In addition, please refer to the periodic reports that EVH, Inc. has filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the risk factors noted therein. Such periodic filings by EVH, Inc. identify and address other important factors that could cause future events or results to vary from the forward-looking statements set forth in this Current Report on Form 8-K. In addition, EVH, Inc. disclaims any obligation to update any forward-looking statements contained herein to reflect events or circumstances that occur after the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
The following exhibits are being furnished with this Form 8-K.

Exhibit Number	Description
99.1	Investor Presentation
99.2	Press Release of Evolent Health, Inc., dated July 17, 2020.
104	Cover Page Interactive Data File

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolent Health, Inc.

Date: July 17, 2020	/s/ Jonathan D. Weinberg
Jonathan D. Weinberg
General Counsel and Secretary